                               As filed with the Commission on December 29, 2000
                                                      1933 Act File No. 33-07404
                                                      1940 Act File No. 811-4760

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  X

                     Post-Effective Amendment No. 77    X

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  X

                             Amendment No. 77    X

                              BT INVESTMENT FUNDS
              (Exact Name of Registrant as Specified in Charter)

                  One South Street, Baltimore, Maryland 21202
                   (Address of Principal Executive Offices)

                                (410) 895-3433
                        (Registrant's Telephone Number)

Daniel O. Hirsch, Esq.                       Copies to:Burton M. Leibert, Esq.
One South Street                                  Willkie Farr & Gallagher
Baltimore, Maryland 21202                         787 Seventh Ave
(Name and Address of Agent for Service)           New York, New York 10019

It is proposed that this filing will become effective (check appropriate box):

[_] Immediately upon filing pursuant to paragraph (b)
[X] On December 29, 2000 pursuant to paragraph (b)
[_] 60 days after filing pursuant to paragraph (a)(1)
[_] On December 29, 2000 pursuant to paragraph (a)(1)
[_] 75 days after filing pursuant to paragraph (a)(2)
[_] On (date)pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                       Deutsche Asset Management

                                                                     Mutual Fund
                                                                      Prospectus
                                                               December 29, 2000
                                                             Institutional Class

Global Equity

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

                                                      (Deutsche Bank Group logo)

OVERVIEW
of Global Equity - Institutional Class

Goal: The Fund invests for long-term capital appreciation.

Core Strategy: The Fund invests primarily in the stocks and other equity securities of companies in developed countries, both inside and outside the United States.



Investment Policies and Strategies

The Fund seeks to achieve its investment objective by investing primarily in companies in developed countries, both inside and outside the United States. In managing the Fund, we look for investments that may not be appropriately priced by the market. In selecting investments, we attempt to identify investment trends or major social developments that are likely to have a positive impact on a company's technologies, products and services.

        Global Equity - Institutional Class

        Overview of Global Equity - Institutional Class
        Goal
        Core Strategy
        Investment Policies and Strategies
        Principal Risks of Investing in the Fund
        Who Should Consider Investing in the Fund
        Total Returns, After Fees and Expenses
        Annual Fund Operating Expenses

        A Detailed Look at Global Equity - Institutional Class
        Objective
        Strategy
        Principal Investments
        Investment Process
        Risks
        Management of the Fund
        Portfolio Managers
        Calculating the Fund's Share Price
        Performance Information
        Dividends and Distributions
        Tax Considerations
        Buying and Selling Fund Shares
        Financial Highlights

Overview of Global Equity

Principal Risks of Investing in the Fund

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .   Stocks that we have selected could perform poorly; or
 .   The stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests:

 .   Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its full value.
 .   Accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.
 .   The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.



Who Should Consider Investing in the Fund

Global Equity-Institutional Class requires a minimum investment of $250,000. You should consider investing in the Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in Global Equity is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Overview of Global Equity

Total Returns, After Fees and Expenses

Because the Fund shares are newly offered, the Fund does not have a full calendar year of annual operating performance to report. However, the Fund has an investment objective and policies that are substantially similar to those of a model of portfolio securities which has been actively managed by the Adviser. See 'Prior Performance of a Model Portfolio.'

Annual Fund Operating Expenses
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Class of Global Equity.

Expense Example. This example illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs may be higher or lower.

/1/ Information is based on estimated amounts for the current fiscal year.

/2/ The investment adviser and administrator have agreed, for the 14-month period from the effective date of December 29, 2000, to waive their fees and reimburse expenses so that total expenses will not exceed 1.15%.

/3/ For the first year, the expense example takes into account fee waivers and reimbursements.

ANNUAL FEES AND EXPENSES/1/

--------------------------------------------------------------------------------
                                                           Percentage of Average
                                                               Daily Net Assets
--------------------------------------------------------------------------------
Management Fees                                                       0.60%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                                 None
--------------------------------------------------------------------------------
Other Expenses                                                        0.92%
--------------------------------------------------------------------------------
Total Fund Operating Expenses                                         2.37%
--------------------------------------------------------------------------------
Less: Fee Waivers or Expense Reimbursements                         (1.22%)2
--------------------------------------------------------------------------------
Net Expenses                                                          1.15%
--------------------------------------------------------------------------------


Expense Example

--------------------------------------------
       1 year/3/              3 years
--------------------------------------------
         $117                   $622
--------------------------------------------

A Detailed Look at Global Equity

Objective

The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 65% of its total assets in the stocks and other equity securities of companies in developed countries, both inside and outside the United States.

The Fund invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal. While we give priority to capital appreciation, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

The Fund invests for the long term. We employ a strategy of growth at a reasonable price. We seek to identify companies both within and outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, we consider factors such as earnings per share and replacement value - the cost of replacing their physical assets at current prices. We further consider the relationship between these and other quantitative factors. Together, we believe these indicators of growth and value identify companies with improving prospects before the market in general has taken notice.

Principal Investments

The Fund will invest in stocks and equity securities issued primarily in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and the United States.

Other Investments

The Fund may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if we believe that their return potential more than compensates for the extra risks associated with these markets. Under normal market conditions we do not consider this a central element of the Fund's strategy.

Investment Process

Company research lies at the heart of our investment process, as it does with many stock mutual funds. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts, who challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.

A Detailed Look at Global Equity

We believe strongly in fundamental analysis as a starting point to valuing a company. Emphasis is placed on visiting companies and in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services. Our analysis of trends and possible breaks with traditional patterns allows for the identification of investments that may not be appropriately priced by the market due to changes in legislation, technological developments, industry rationalization or other structural shifts that have created potential opportunities that the market has not yet discovered.

In choosing the stocks, we consider a number of factors, including:

 . stock price relative to the company's rate of earnings growth;
 . valuation relative to other US and international companies and market averages;
 . the stock's currency denomination;
 . merger and acquisition trends; and
 . trends related to the impact of the European currency, the Euro, on the financial, marketing and distribution strategies of European companies.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in US or foreign government money market investments, or other bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital appreciation.

Though the Fund intends to diversify its investments across different countries, the Fund may invest a significant part of its assets in a single country. The Fund may invest in companies of any size, although many of its investments will be in large- and mid-capitalization companies. This Fund intends to have a low Portfolio Turnover rate.

FOOTNOTE: Portfolio Turnover. The portfolio turnover rate measures the frequency that the Fund sells and replaces the securities it holds within a given period.

Prior Performance of a Model Portfolio

The information provided here presents the performance of global portfolio management (GPM), a model portfolio of securities. The information presented herein is model performance and is not presented in accordance with the Performance Presentation Standards of the Association for Investment Management and Research Association. The information presented herein is to be considered solely as supplemental information for purposes of the AIMR PPS and should be considered only in conjunction with the performance information of one or more actual composites, including the Global Equity fund's composite. Information about the AIMR compliant composites can be obtained by calling the Service Center at 1-800-730-1313.

GPM has been actively managed by the portfolio manager since 1993. Our decision to establish the Fund was supported by the results of this model strategy over the 1993-2000 period. In managing the Fund, we will employ substantially the same investment objectives, policies and strategies that we employed in managing GPM. However, there will be some differences:

 .    Investments in emerging markets are not currently part of GPM's core strategy, however, they will make up between 0-10% of the Fund's strategy.

 A Detailed Look at Global Equity

 .    GPM uses a top-down approach to determine US and non-US allocations if the allocations are determined prior to stock selection. The Fund will use a combination of top-down and bottom-up analysis where stock selection will be an important driver of the US and non-US allocations. While different approaches, we expect each to derive similar US/non-US allocation percentages.

 .    The Fund is subject to certain rules (eg, limits on the percentage of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders) that do not apply to GPM.

 .    The continuous offering of the Fund's shares and the Fund's obligation to redeem its shares will likely cause the Fund to experience cash flows that may be different from those of GPM.

All of these factors may affect the performance of the Fund and cause its performance to differ from that of GPM. Certain of these factors may positively affect the Fund's performance while other factors may adversely affect the Fund's performance.



A model does not incur management fees and expenses. Accordingly, we have adjusted the performance results of GPM to reflect an overall expense ratio of 1.15%, which is the same as the expected expense ratio of the Fund. Returns of GPM are compared to the MSCI World Index. Unlike GPM's performance, which we have adjusted for expected expenses, the MSCI World Index does not reflect the deduction of fees and expenses. The returns of both GPM and the MSCI World Index reflect the reinvestment of dividends and distributions. The GPM Model Global Portfolio price returns are converted into total returns by adding the MSCI World Index dividend yield. The performance data represents the prior performance of GPM, not the prior performance of the Fund, and should not be considered an indication of future performance of the Fund.



-----------------------------------------------------------------------------
                              GPM             MSCI World
Year                          Total Returns   Total Returns    Difference
-----------------------------------------------------------------------------
1994                          3.56%           5.08%            (1.52%)
-----------------------------------------------------------------------------
1995                          18.88%          20.72%           (1.84%)
-----------------------------------------------------------------------------
1996                          19.35%          13.48%           5.87%
-----------------------------------------------------------------------------
1997                          25.39%          15.76%           9.63%
-----------------------------------------------------------------------------
1998                          30.44%          24.34%           6.10%
-----------------------------------------------------------------------------
1999                          39.09%          24.93%           14.16%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
For the Period Ended September
30, 2000                      GPM             MSCI World
                              Total Returns   Total Returns    Difference
-----------------------------------------------------------------------------
1 Year                        28.51%          8.16%            20.35%
-----------------------------------------------------------------------------
3 Year                        19.03%          11.93%           7.10%
-----------------------------------------------------------------------------
5 Year                        21.12%          14.62%           6.50%
-----------------------------------------------------------------------------
Since Inception (7/31/1993)   19.75%          13.77%           5.98%
-----------------------------------------------------------------------------

A Detailed Look at Global Equity

Risks

Below we set forth some of the prominent risks associated with international investing, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, we monitor each of the stocks in the Fund according to three basic quantitative criteria. We subject a stock to intensive review if:

 . its rate of price appreciation begins to trail that of its national stock index;

 . the financial analysts who follow the stock reduce their estimates of the stock's future earnings; or

 . the stock's price approaches the downside target, which is adjusted to keep pace with changes in company, industry and market circumstances.

In our review, we seek to determine if the deteriorating performance accurately reflects deteriorating prospects or if, in our view, it merely reflects investor overreaction to temporary circumstances.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons, including:

 .   Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, we analyze countries and regions to try to anticipate these risks.

 .   Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the `numbers' themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

 .   Liquidity Risk. Stocks that trade infrequently can be more difficult or more costly to buy or to sell than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions, in some instances, can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

A Detailed Look at Global Equity

 .   Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

In an effort to reduce these foreign stock market risks, the Fund diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one need not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the US dollar amount of income or gain received on these securities. We seek to minimize this risk through Currency Management activities that limit Fund exposure by the use of hedging strategies for currencies that are likely to decline.

FOOTNOTE: Currency Management is used to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will work and they could cause losses to the Fund.

Emerging Market Risk. To the extent that the Fund does invest in emerging markets to enhance overall returns, it may face higher political, information and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund carefully limits and balances its commitment to these markets.

Secondary Risks

Small Company Risk. Although the Fund generally invests in the shares of larger, well-established companies, it may occasionally take advantage of exceptional opportunities presented by smaller companies. Such opportunities pose unique risks, which we take into account in considering an investment. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity in small company investing -- can also pose additional risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. When circumstances adversely change, it is harder to find a buyer for a small company's shares.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we overestimate the value of the securities, you may end up paying too much when you purchase Fund shares. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

A Detailed Look at Global Equity

Futures and Options Risk. Although not one of its principal investment strategies, the Fund may invest in futures contracts, options and options on futures contracts. These investments, when made, are generally for hedging purposes. If the Fund invests in futures contracts, options and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts, options and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

FOOTNOTE: Futures contracts, options and options on futures contracts are used as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 .  changes in the relative strength and value of the U.S. dollar or other major currencies;
 .  adverse effects on the business or other financial condition of European issuers that the Fund holds in its portfolio; and . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Management of the Fund

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ("DeAM, Inc.") with headquarters at 885 Third Avenue, New York, New York, acts as the investment adviser for the Fund. As investment adviser, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to purchase and sale decisions. The Fund's investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser will receive 0.60% of the Fund's average daily net assets for its services in a fiscal year. The investment adviser may reimburse a portion of its fee during the period.



DeAM, Inc. provides a full range of international investment advisory services to institutional clients, and as of August 31, 2000, managed approximately $16.4 billion in assets. It serves as investment adviser to eleven other investment companies and as sub-adviser to five other investment companies.



DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.

A Detailed Look at Global Equity



Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of the Fund's investments:



   Robert Reiner, Managing Director of Deutsche Asset Management and Lead Manager of the Fund.
   .    Joined Bankers Trust in 1994.
   .    Specializes in Japanese and European stock and market analysis.
   . 18 years of investment industry experience, including nine years with Standard & Poor's.
   . Degrees from the University of Southern California and Harvard University.

   Michael Levy, Managing Director of Deutsche Asset Management and Co-Manager of the Fund.
   . Joined the investment adviser in 1993.
   . Head of international equities, New York, responsible for overseeing the management of more than $7 billion of international and global equities. . 29 years of business experience, 19 as an investment professional.
   . Degrees in mathematics and geophysics from the University of Michigan.


Julie Wang, Director of Deutsche Asset Management and Co-Manager of the Fund.
   .    Joined the investment adviser in 1994.
   .    14 years of investment industry experience.
   . Generalist portfolio manager with prior experience in Asia-Pacific, emerging markets and U.S. investment analysis.
   . BA in economics from Yale University, MBA from The Wharton School, University of Pennsylvania.

   Clare Brody, CFA, Director of Deutsche Asset Management
and Co-Manager of the Fund.
   .    Joined the investment adviser in 1993.

   .    Nine years of investment industry experience.
   .    Global telecommunications services/equipment and pulp and paper analyst.

   Vijay Kumar Chopra, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund.
   . Joined the investment adviser in 1994.
   . Quantitative portfolio manager focusing on valuation models and top-down analysis.
   . Ten ears of investment industry experience.
   . Prior experience as portfolio manager at State Street Global Advisors and senior research analyst at Frank Russell Company.
   . BTech from Indian Institute of Technology; MBA and PhD in finance from
     Vanderbilt University.


Organizational Structure. The Fund is organized as a series of an open-end investment company, which is organized as a Massachusetts business trust. The Fund currently invests its assets directly in securities. In the future, upon approval by a majority vote of the Board of Trustees, the Fund may be reorganized into a master-feeder structure. The Fund would then become a `feeder fund' investing all of its assets in a corresponding `Master Portfolio.' Should the Trustees approve a reorganization, the Fund and the Master Portfolio would have the same investment objective.

A Detailed Look at Global Equity


Other Services. Bankers Trust provides administrative services for the Fund. In addition, either Bankers Trust or your broker or financial advisor performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 .  keeping accurate, up-to-date records for your individual Fund account;
 .  implementing any changes you wish to make in your account information;
 . processing your requests for cash dividends and distributions from the Fund; . answering your questions on the Fund's investment performance or administration;
 . sending proxy reports and updated prospectus information to you; and . collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors for those services not otherwise included in their respective servicing agreements. These services include cash management or special trust or retirement-investment reporting.

Calculating the Fund's Share Price

We calculate the daily price of the Fund's shares (also known as the `Net Asset Value' or `NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets -- the market value of the securities it holds, plus its cash reserves -- and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time the NAV is calculated.)

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

FOOTNOTE: The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4/th/), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

Performance Information

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The

Fund's performance may also be compared to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

A Detailed Look at Global Equity

Dividends and Distributions

Dividends and capital gains distributions, if any, are paid at least annually. We automatically reinvest all dividends and any capital gains, unless you elect to receive your distributions in cash.

Tax Considerations

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:

---------------------------------------------------------------------------------------------------------------
Transaction                                              Tax Status
---------------------------------------------------------------------------------------------------------------
Income dividends                                         Ordinary income
---------------------------------------------------------------------------------------------------------------
Short-term capital gains distributions                   Ordinary income
---------------------------------------------------------------------------------------------------------------
Long-term capital gains distributions                    Capital gains
---------------------------------------------------------------------------------------------------------------

Every year the Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.

---------------------------------------------------------------------------------------------------------------
Transaction                                              Tax Status
---------------------------------------------------------------------------------------------------------------
Your sale of shares owned more than one year             Capital gains or losses
---------------------------------------------------------------------------------------------------------------
Your sale of shares owned for one year or less           Ordinary income
---------------------------------------------------------------------------------------------------------------
Long-term capital gains distributions                    Gains treated as ordinary income; losses subject to
                                                         special rules
---------------------------------------------------------------------------------------------------------------

The tax considerations for tax-deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because tax laws are subject to change, we recommend that you consult with your tax advisor about your investment.


Buying and Selling Fund Shares


Contacting the Mutual Fund Service Center of Deutsche Asset Management

By phone                1-800-730-1313

By mail                 P.O. Box 219210
                        Kansas City, MO 64121-9210

By overnight mail       210 West 10th Street, 8th floor
                        Kansas City, MO 64105-1716

A Detailed Look at Global Equity

Our representatives are available to assist you personally Monday through Friday, 9:00 am to 7:00 pm, Eastern time, each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

To open an account                                     $250,000
To add to an account                                   $25,000
Minimum account balance                                $50,000

The Fund and its service providers reserve the right to waive or reduce the investment minimums from time to time at their discretion. Shares of the Fund may be offered to directors and trustees, of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or employees of Deutsche Bank AG, their spouses and minor children, without regard to the minimum investment required.

How to Open Your Fund Account

By mail Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Service Center.) Mail the completed application along with a check payable to Global Equity-Institutional Class - 1733 to the Service Center. The addresses are shown under `Contacting the Mutual Fund Service Center of Deutsche Asset Management.'

By wire                        Call the Service Center to set up a wire account.


Please note that your account cannot become activated until we receive a completed application via mail or fax.


Two Ways to Buy and Sell Shares in Your Account


MAIL:
Buying: Send your check, payable to the Fund you have selected, to the Service Center. The addresses are shown under `Contacting the Mutual Fund Service Center of Deutsche Asset Management.' Be sure to include the Fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to `Deutsche Asset Management (Mutual Funds)' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

A Detailed Look at Global Equity

Selling: Send a signed letter to the Service Center with your name, your Fund number and account number, the Fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $50,000 invested in your account to keep it open. Unless exchanging into another Deutsche Asset Management mutual fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:
Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm Eastern time the next business day.

Routing No:    021001033
Attn:          Deutsche Asset Management/ Mutual Funds
DDA No:        00-226-296
FBO:           (Account name)
               (Account number)
Credit:           Global Equity-Institutional Class - 1733

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 pm Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 .   You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.
 .   You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents may have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.
 .   After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.
 .   We accept payment for shares only in U.S. dollars by check, bank or Federal
    Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.
 .   The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.
 .   We process all sales orders free of charge.

 .   Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

A Detailed Look at Global Equity

 .   We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.
 .   If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.
 .   We remit proceeds from the sale of shares in US dollars (unless the redemption is so large it is made `in-kind').
 .   We do not issue share certificates.
 .   Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.
 .   During periods of heavy market activity, you may have trouble reaching the
    Service Center by telephone. If this occurs, you should make your request by mail.
 .   We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day-to-day fluctuations in the Fund's share price.
 .   We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.
 .   Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege: You can exchange all or part of your shares for shares of another Deutsche Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to get a copy of that fund's prospectus and read it carefully. You may only order exchanges over the phone if your account is authorized to do so.

Please note the following conditions:

 .   The accounts between which the exchange is taking place must have the same name, address, and taxpayer ID number.
 .   You may make the exchange by phone if your account has the exchange by phone feature, letter or wire.
 .   If you are maintaining a taxable account, you may have to pay taxes on the exchange.
 .   You will receive a written confirmation of each transaction from the Service
    Center or your service agent.

Financial Highlights

The Fund does not have a full calendar year of annual operating performance to report.

[BACK COVER]

Additional information about the Fund's investments and performance will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated December 29, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, or if you have questions about investing in the Fund, write to us at:

                                   Deutsche Asset Management Service Center
                                   P.O. Box 219210
                                   Kansas City, MO 64121-9210
or call our toll-free number:      1-800-730-1313

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC,
------------------
Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.

Global Equity - Investment Class
BT Investment Funds


Distributed by:                                           CUSIP # 055922595
ICC Distributors, Inc.                                    1732PRO (2/00)
Two Portland Square                                       811-4760
Portland, ME 04101

                                                       Deutsche Asset Management

                                                                     Mutual Fund
                                                                      Prospectus

                                                               December 29, 2000
                                                                Investment Class



Global Equity

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]






                                                      (Deutsche Bank Group logo)

OVERVIEW

of Global Equity - Investment Class

Goal: The Fund invests for long-term capital appreciation.

Core Strategy: The Fund invests primarily in the stocks and other equity securities of companies in developed countries, both inside and outside the United States.

Investment Policies and Strategies



The Fund seeks to achieve its investment objective by investing primarily in companies in developed countries, both inside and outside the United States. In managing the Fund, we look for investments that may not be appropriately priced by the market. In selecting investments, we attempt to identify investment trends or major social developments that are likely to have a positive impact on a company's technologies, products and services.



        Global Equity - Investment Class

        Overview of Global Equity
        Goal
        Core Strategy
        Investment Policies and Strategies

        Principal Risks of Investing in the Fund
        Who Should Consider Investing in the Fund
        Total Returns, After Fees and Expenses
        Annual Fund Operating Expenses

        A Detailed Look at Global Equity
        Objective
        Strategy
        Principal Investments
        Investment Process
        Risks
        Management of the Fund
        Portfolio Managers
        Calculating the Fund's Share Price
        Performance Information
        Dividends and Distributions
        Tax Considerations
        Buying and Selling Fund Shares
        Financial Highlights

Overview of Global Equity

Principal Risks of Investing in the Fund

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .   Stocks that we have selected could perform poorly; or
 .   The stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests:

 .   Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its full value.

 .   Accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

 .   The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

Who Should Consider Investing in the Fund

You should consider investing in the Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in Global Equity is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Overview of Global Equity

Total Returns, After Fees and Expenses

Because the Fund shares are newly offered, the Fund does not have a full calendar year of annual operating performance to report. However, the Fund has an investment objective and policies that are substantially similar to those of a model of portfolio securities which has been actively managed by the Adviser. See `Prior Performance of a Model Portfolio.'

Annual Fund Operating Expenses
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold shares of the Investment Class of Global Equity.

Expense Example. This example illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs may be higher or lower.

/1/ Information is based on estimated amounts for the current fiscal year.

/2/ The investment adviser and administrator have agreed, for the 14-month period from the effective date of December 29, 2000, to waive their fees and reimburse expenses so that total expenses will not exceed 1.40%.

/3/ For the first year, the expense example takes into account fee waivers and reimbursements.

ANNUAL FEES AND EXPENSES/1/

--------------------------------------------------------- ------------------------------
                                                                  Percentage of Average
                                                                       Daily Net
                                                                        Assets
--------------------------------------------------------- ------------------------------
Management Fees                                                       0.60%
--------------------------------------------------------- ------------------------------
Distribution and Service (12b-1) Fees                                 None
--------------------------------------------------------- ------------------------------
Other Expenses                                                        1.92%
--------------------------------------------------------- ------------------------------
Total Fund Operating Expenses                                         2.52%
--------------------------------------------------------- ------------------------------
Less: Fee Waivers or Expense Reimbursements                         (1.12%)/2/
--------------------------------------------------------- ------------------------------
Net Expenses                                                          1.40%
--------------------------------------------------------- ------------------------------

Expense Example

--------------------- ---------------------
1 year/3/                3 years
----------------------- ---------------------
$143                   $678
----------------------- ---------------------

A Detailed Look at Global Equity

Objective

The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 65% of its total assets in the stocks and other equity securities of companies in developed countries, both inside and outside the United States.

The Fund invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal. While we give priority to capital appreciation, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

The Fund invests for the long term. We employ a strategy of growth at a reasonable price. We seek to identify companies both within and outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, we consider factors such as earnings per share and replacement value - the cost of replacing their physical assets at current prices. We further consider the relationship between these and other quantitative factors. Together, we believe these indicators of growth and value identify companies with improving prospects before the market in general has taken notice.

Principal Investments

The Fund will invest in stocks and equity securities issued primarily in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and the United States.

Other Investments

The Fund may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if we believe that their return potential more than compensates for the extra risks associated with these markets. Under normal market conditions we do not consider this a central element of the Fund's strategy.

Investment Process

Company research lies at the heart of our investment process, as it does with many stock mutual funds. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts, who challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.

A Detailed Look at Global Equity

We believe strongly in fundamental analysis as a starting point to valuing a company. Emphasis is placed on visiting companies and in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services. Our analysis of trends and possible breaks with traditional patterns allows for the identification of investments that may not be appropriately priced by the market due to changes in legislation, technological developments, industry rationalization or other structural shifts that have created potential opportunities that the market has not yet discovered.

In choosing the stocks, we consider a number of factors, including:

 .   stock price relative to the company's rate of earnings growth;

 .   valuation relative to other US and international companies and market averages;

 .   the stock's currency denomination;

 .   merger and acquisition trends; and

 .   trends related to the impact of the European currency, the Euro, on the financial, marketing and distribution strategies of European companies.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in US or foreign government money market investments, or other bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital appreciation.

Though the Fund intends to diversify its investments across different countries, the Fund may invest a significant part of its assets in a single country. The Fund may invest in companies of any size, although many of its investments will be in large- and mid-capitalization companies. This Fund intends to have a low Portfolio Turnover rate.


FOOTNOTE: Portfolio Turnover. The portfolio turnover rate measures the frequency that the Fund sells and replaces the securities it holds within a given period.


Prior Performance of a Model Portfolio


This information presents the performance of global portfolio management (GPM), a model portfolio of securities. The information presented herein is model performance and is not presented in accordance with the Performance Presentation Standards of the Association for Investment Management and Research Association. The information presented herein is to be considered solely as supplemental information for purposes of the AIMR PPS and should be considered only in conjunction with the performance information of one or more actual composites, including the Global Equity fund's composite. Information about the AIMR compliant composites can be obtained by calling the Service Center at 1-800-730-1313.


GPM has been actively managed by the portfolio manager since 1993. Our decision to establish the Fund was supported by the results of this model strategy over the 1993-2000 period. In managing the Fund, we will employ substantially the same investment objectives, policies and strategies that we employed in managing GPM. However, there will be some differences:

 .    Investments in emerging markets are not currently part of GPM's core strategy, however, they will make up between 0-10% of the Fund's strategy.

 A Detailed Look at Global Equity

 .    GPM uses a top-down approach to determine US and non-US allocations if the allocations are determined prior to stock selection. The Fund will use a combination of top-down and bottom-up analysis where stock selection will be an important driver of the US and non-US allocations. While different approaches, we expect each to derive similar US/non-US allocation percentages.

 .    The Fund is subject to certain rules (eg, limits on the percentage of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders) that do not apply to GPM.

 .    The continuous offering of the Fund's shares and the Fund's obligation to redeem its shares will likely cause the Fund to experience cash flows that may be different from those of GPM.

All of these factors may affect the performance of the Fund and cause its performance to differ from that of GPM. Certain of these factors may positively affect the Fund's performance while other factors may adversely affect the Fund's performance.


A model does not incur management fees and expenses. Accordingly, we have adjusted the performance results of GPM to reflect an overall expense ratio of 1.40%, which is the same as the expected expense ratio of the Fund. Returns of GPM are compared to the MSCI World Index. Unlike GPM's performance, which we have adjusted for expected expenses, the MSCI World Index does not reflect the deduction of fees and expenses. The returns of both GPM and the MSCI World Index reflect the reinvestment of dividends and distributions. The GPM Model Global Portfolio price returns are converted into total returns by adding the MSCI World Index dividend yield. The performance data represents the prior performance of GPM, not the prior performance of the Fund, and should not be considered an indication of future performance of the Fund.


------------------------------------------------------------------------
                 GPM              MSCI World
Year             Total Returns    Total Returns       Difference
------------------------------------------------------------------------
1994             3.31%            5.08%               (1.77%)
------------------------------------------------------------------------
1995             18.63%           20.72%              (2.09%)
------------------------------------------------------------------------
1996             19.10%           13.48%              5.62%
------------------------------------------------------------------------
1997             25.14%           15.76%              9.38%
------------------------------------------------------------------------
1998             30.19%           24.34%              5.85%
------------------------------------------------------------------------
1999             38.84%           24.93%              13.91%
------------------------------------------------------------------------

------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
For the Period Ended September 30, 2000
                                        GPM             MSCI World
                                        Total Returns   Total Returns      Difference
---------------------------------------------------------------------------------------------
1 Year                                  28.26%          8.16%              20.10%
---------------------------------------------------------------------------------------------
3 Year                                  18.78%          11.93%             6.85%
---------------------------------------------------------------------------------------------
5 Year                                  20.87%          14.62%             6.25%
---------------------------------------------------------------------------------------------
Since Inception (7/31/1993)             19.50%          13.77%             5.73%
---------------------------------------------------------------------------------------------

A Detailed Look at Global Equity

Risks

Below we set forth some of the prominent risks associated with international investing, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, we monitor each of the stocks in the Fund according to three basic quantitative criteria. We subject a stock to intensive review if:

 .   its rate of price appreciation begins to trail that of its national stock index;

 .   the financial analysts who follow the stock reduce their estimates of the stock's future earnings; or

 .   the stock's price approaches the downside target, which is adjusted to keep pace with changes in company, industry and market circumstances.

In our review, we seek to determine if the deteriorating performance accurately reflects deteriorating prospects or if, in our view, it merely reflects investor overreaction to temporary circumstances.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons, including:

 .   Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, we analyze countries and regions to try to anticipate these risks.

 .   Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the `numbers' themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

 . Liquidity Risk. Stocks that trade infrequently can be more difficult or more costly to buy or to sell than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions, in some instances, can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

A Detailed Look at Global Equity

 .   Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

In an effort to reduce these foreign stock market risks, the Fund diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one need not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the US dollar amount of income or gain received on these securities. We seek to minimize this risk through Currency Management activities that limit Fund exposure by the use of hedging strategies for currencies that are likely to decline.

FOOTNOTE: Currency Management is used to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will work and they could cause losses to the Fund.

Emerging Market Risk. To the extent that the Fund does invest in emerging markets to enhance overall returns, it may face higher political, information and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund carefully limits and balances its commitment to these markets.

Secondary Risks

Small Company Risk. Although the Fund generally invests in the shares of larger, well-established companies, it may occasionally take advantage of exceptional opportunities presented by smaller companies. Such opportunities pose unique risks, which we take into account in considering an investment. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity in small company investing -- can also pose additional risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. When circumstances adversely change, it is harder to find a buyer for a small company's shares.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we overestimate the value of the securities, you may end up paying too much when you purchase Fund shares. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Futures and Options Risk. Although not one of its principal investment strategies, the Fund may invest in A Detailed Look at Global Equity futures contracts, options and options on futures contracts. These investments, when made, are generally for hedging purposes. If the Fund invests in futures contracts, options and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts, options and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

FOOTNOTE: Futures contracts, options and options on futures contracts are used as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the U.S. dollar or other major currencies;

 . adverse effects on the business or other financial condition of European issuers that the Fund holds in its portfolio; and

 .  unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Management of the Fund

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ("DeAM, Inc.") with headquarters at 885 Third Avenue, New York, New York, acts as the investment adviser for the Fund. As investment adviser, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to purchase and sale decisions. The Fund's investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser will receive 0.60% of the Fund's average daily net assets for its services in a fiscal year. The investment adviser may reimburse a portion of its fee during the period.


DeAM, Inc. provides a full range of international investment advisory services to institutional clients, and as of August 31, 2000, managed approximately $16.4 billion in assets. It serves as investment adviser to eleven other investment companies and as sub-adviser to five other investment companies.

DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.

A Detailed Look at Global Equity


Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of the Fund's investments:


   Robert Reiner, Managing Director of Deutsche Asset Management and Lead Manager of the Fund.

      .     Joined Bankers Trust in 1994.
      .     Specializes in Japanese and European stock and market analysis.
      .     18 years of investment industry experience, including nine years with Standard & Poor's.
      .  Degrees from the University of Southern California and Harvard
         University.

   Michael Levy, Managing Director of Deutsche Asset Management and Co-Manager of the Fund.

      .  Joined the investment adviser in 1993.
      . Head of international equities, New York, responsible for overseeing the management of more than $7 billion of international and global equities.
      .  29 years of business experience, 19 as an investment professional
      .  Degrees in mathematics and geophysics from the University of Michigan.


Julie Wang, Director of Deutsche Asset Management and Co-Manager of the Fund.

      .  Joined the investment adviser in 1994.
      .  14 years of investment industry experience.
      . Generalist portfolio manager with prior experience in Asia-Pacific, emerging markets and U.S. investment analysis.
      . BA in economics from Yale University, MBA from The Wharton School, University of Pennsylvania.


   Clare Brody, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund.

      .  Joined the investment adviser in 1993.
      .  Nine years of investment industry experience.
      . Global telecommunications services/equipment and pulp and paper analyst.

   Vijay Kumar Chopra, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund.

      .  Joined the investment adviser in 1994.
      . Quantitative portfolio manager focusing on valuation models and top-down analysis.
      .  Ten years of investment industry experience.
      . Prior experience as portfolio manager at State Street Global Advisors and senior research analyst at Frank Russell Company.
      . BTech from Indian Institute of Technology; MBA and PhD in finance from Vanderbilt University.


Organizational Structure. The Fund is organized as a series of an open-end investment company, which is organized as a Massachusetts business trust. The Fund currently invests its assets directly in securities. In the future, upon approval by a majority vote of the Board of Trustees, the Fund may be reorganized into a master-feeder structure. The Fund would then become a `feeder fund' investing all of its assets in a corresponding `Master Portfolio.' Should the Trustees approve a reorganization, the Fund and the Master Portfolio would have the same investment objective.


A Detailed Look at Global Equity




Other Services. Bankers Trust provides administrative services for the Fund. In addition, either Bankers Trust or your broker or financial advisor performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 .      keeping accurate, up-to-date records for your individual Fund account;
 .      implementing any changes you wish to make in your account information;
 .      processing your requests for cash dividends and distributions from the
       Fund;
 .      answering your questions on the Fund's investment performance or administration;
 .      sending proxy reports and updated prospectus information to you; and
 .      collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors for those services not otherwise included in their respective servicing agreements. These services include cash management or special trust or retirement-investment reporting.

Calculating the Fund's Share Price

We calculate the daily price of the Fund's shares (also known as the `Net Asset Value' or `NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets -- the market value of the securities it holds, plus its cash reserves -- and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time the NAV is calculated.)

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

FOOTNOTE: The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

Performance Information

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings or other information prepared by recognized mutual fund statistical services.
A Detailed Look at Global Equity

Dividends and Distributions

Dividends and capital gains distributions, if any, are paid at least annually. We automatically reinvest all dividends and any capital gains, unless you elect to receive your distributions in cash.

Tax Considerations

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:

--------------------------------------------------------------------------------
Transaction                                      Tax Status
--------------------------------------------------------------------------------
Income dividends                                 Ordinary income
--------------------------------------------------------------------------------
Short-term capital gains distributions           Ordinary income
--------------------------------------------------------------------------------
Long-term capital gains distributions            Capital gains
--------------------------------------------------------------------------------

Every year the Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.

--------------------------------------------------------------------------------
Transaction                                      Tax Status
--------------------------------------------------------------------------------
Your sale of shares owned more than one year     Capital gains or losses
--------------------------------------------------------------------------------
Your sale of shares owned for one year or less   Ordinary income
--------------------------------------------------------------------------------
Long-term capital gains distributions            Gains treated as ordinary
                                                 income; losses subject to
                                                 special rules
--------------------------------------------------------------------------------
                                                          .
The tax considerations for tax-deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because tax laws are subject to change, we recommend that you consult with your tax advisor about your investment.

Buying and Selling Fund Shares

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By phone                 1-800-730-1313

By mail                  P.O. Box 219210
                         Kansas City, MO 64121-9210

By overnight mail        210 West 10th Street, 8th floor
                         Kansas City, MO 64105-1716
A Detailed Look at Global Equity

Retirement Service Center

By phone                 1-800-730-1313

By mail                  P.O. Box 219210
                         Kansas City, MO 64121-9210

By overnight mail        210 West 10th Street, 8th floor
                         Kansas City, MO 64105-1716


Our representatives are available to assist you personally Monday through Friday, 9:00 am to 7:00 pm, Eastern time, each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.


Minimum Account Investments

Initial purchase:                                      Minimum amount:
             A standard account                        $2,500
             A retirement account                        $500
             An automatic investment plan account      $1,000
Subsequent purchase:
             A standard account                          $250
             A retirement account                        $100
             An automatic investment plan account        $100
Account balance:
             Non-retirement account                    $1,000
             Retirement account                          None

The Fund and its service providers reserve the right to waive or reduce the investment minimums from time to time at their discretion.

How to Open Your Fund Account

By mail Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Service Center.) Mail the completed application along with a check payable to Global Equity-Investment Class - 1732 to the Service Center. The addresses are shown under `Contacting the Mutual Fund Service Center of Deutsche Asset Management'



A Detailed Look at Global Equity

By wire Call the Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

If this is your first investment through a tax-sheltered retirement plan, such as an IRA, you will need a special application form. This form is available from your broker or financial advisor, or by calling the Retirement Service Center at 1-800-730-1313.

Two Ways to Buy and Sell Shares in Your Account

MAIL:
Buying: Send your check, payable to the Fund you have selected, to the Service Center. The addresses are shown under `Contacting the Mutual Fund Service Center of Deutsche Asset Management.' Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to `Deutsche Asset Management (Mutual Funds)' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000 invested in your account to keep it open. Unless exchanging into another Deutsche Asset Management mutual fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:
Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm Eastern time the next business day.

Routing No:    021001033
Attn:          Deutsche Asset Management/ Mutual Funds

DDA No: 00-226-296

FBO:      (Account name)
          (Account number)
Credit:      Global Equity-Investment Class - 1732

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your A Detailed Look at Global Equity order by 4:00 pm Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 .   You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.

 .   You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents may have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 .   After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 .   We accept payment for shares only in US dollars by check, bank or Federal
    Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.

 .   The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 .   We process all sales orders free of charge.

 .   Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 .   We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 .   If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 .   We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made `in-kind').

 .   We do not issue share certificates.

 .   Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 .   During periods of heavy market activity, you may have trouble reaching the
    Service Center by telephone. If this occurs, you should make your request by mail.

 .   We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day-to-day fluctuations in the Fund's share price.

 .   We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

Exchange Privilege: You can exchange all or part of your shares for shares in another Deutsche Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

    Please note the following conditions:

    . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.
    . You may make the exchange by phone if your account has the exchange-by-phone feature, letter or wire.
    . If you are maintaining a taxable account, you may have to pay taxes on the exchange.
    . You will receive a written confirmation of each transaction from the Service Center or your service agent.



Special Shareholder Services

To help make investing with us as easy as possible, and to help you build your investment, we offer the following special services. You can obtain further information about these programs by calling the Service Center at 1-800-730-1313.

 .   Regular Investments: You can make regular investments of $100 or more automatically from your checking account on a bi-weekly, monthly, quarterly or semi-annual basis.

 .   Regular Withdrawals: You can arrange regular monthly, quarterly, semi-annual and annual sales of shares in your account. The minimum transaction is $100, and the account must have a balance of at least $10,000 to qualify.

 .   Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

Financial Highlights

The Fund does not have a full calendar year of annual operating performance to report.

[BACK COVER]

Additional information about the Fund's investments and performance will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated December 29, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, or if you have questions about investing in the Fund, write to us at:

                                   Deutsche Asset Management Service Center
                                   P.O. Box 219210
                                   Kansas City, MO 64121-9210
or call our toll-free number:      1-800-730-1313

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC,
------------------
Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.

Global Equity - Investment Class
BT Investment Funds


Distributed by:                                           CUSIP # 055922595
ICC Distributors, Inc.                                    1732PRO (2/00)
Two Portland Square                                       811-4760
Portland, ME 04101

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                               December 29, 2000


BT Investment Funds

Global Equity - Investment Class
Global Equity - Institutional Class

BT Investment Funds (the "Trust") is an open-end management investment company (mutual fund) which consists of a number of separate investment funds. Global Equity (the "Fund") is described herein.

Shares of the Fund are sold by ICC Distributors, Inc. ("ICC Distributors"), the Trust's Distributor, to clients and customers (including affiliates and correspondents) of Deutsche Asset Management, Inc. ("DeAM, Inc."), the Fund's investment adviser ("Adviser"), and to clients and customers of other organizations. As appropriate, references to the Adviser herein apply to any sub-adviser which may have day-to-day investment management responsibility for the Fund.

The Trust's Prospectus for the Fund is dated December 29, 2000. The Prospectus provides the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Fund's Prospectus. You may request a copy of a Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at 1-800-730-1313 or by contacting any Service Agent (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with the Fund's transfer agent). This SAI is not an offer of the Fund for any investor who has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus.

                        DEUTSCHE ASSET MANAGEMENT, INC.
                        Investment Adviser of the Fund

                            ICC DISTRIBUTORS, INC.
                                  Distributor
                              Two Portland Square
                             Portland, Maine 04101

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS..........................   3
 Investment Objectives....................................................   3
 Investment Policies......................................................   3
 Futures Contracts and Options on Futures Contracts.......................  17
 Additional Risk Factors..................................................  21
 Investment Restrictions..................................................  25
 Fund Transactions and Brokerage Commissions..............................  27
PERFORMANCE INFORMATION...................................................  29
 Standard Performance Information.........................................  29
 Comparison of Fund Performance...........................................  30
 Economic and Market Information..........................................  31
VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN-KIND................  31
 Valuation of Securities..................................................  31
 Purchases of Shares......................................................  32
 Redemption of Shares.....................................................  33
 Redemptions and Purchases In-Kind........................................  34
 Trading in Foreign Securities............................................  35
MANAGEMENT OF THE TRUST...................................................  35
 Trustees of the Trust....................................................  36
 Officers of the Trusts...................................................  37
 Trustee Compensation Table...............................................  38
 Code of Ethics...........................................................  38
 Investment Adviser.......................................................  39
 Administrator............................................................  40
 Distributor..............................................................  40
 Service Agent............................................................  40
 Custodian and Transfer Agent.............................................  41
 Banking Regulatory Matters...............................................  41
 Counsel and Independent Auditors.........................................  42
ORGANIZATION OF THE TRUST.................................................  42
TAXATION..................................................................  43
 Dividends and Distributions..............................................  43
 Taxation of the Fund.....................................................  44
 Foreign Securities.......................................................  44
 Sale of Shares...........................................................  45
 Foreign Withholding Taxes................................................  45
 Backup Withholding.......................................................  46
 Foreign Shareholders.....................................................  46
 Other Taxation...........................................................  46
FINANCIAL STATEMENTS......................................................  46
APPENDIX..................................................................  47

               INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                             Investment Objectives


Global Equity's investment objective is long-term capital appreciation. Under normal circumstances, the Fund invests at least 65% of its total assets in the stocks and other securities with equity characteristics of companies based primarily in developed countries, both inside and outside the United States. There can, of course, be no assurance that the Fund will achieve its investment objective.

                              Investment Policies

The Fund seeks to achieve its investment objective by investing primarily in companies in developed countries, both inside and outside the United States. The Fund invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal. While the adviser gives priority to capital appreciation, the adviser cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. The Fund must notify shareholders before changing it, but do not require their approval to do so. In managing the Fund, the Adviser looks for global investments that may not be appropriately priced by the market. In selecting investments, the adviser attempts to identify investment trends or major social developments that are likely to have a positive impact on a company's technologies, products and services.

The Fund may invest in emerging market securities and securities of issuers in underdeveloped countries. Investments in these countries will be based on what the Adviser believes to be an acceptable degree of risk in anticipation of superior returns.

The Fund's investments will generally be diversified among several geographic regions and countries. Criteria for determining the appropriate distribution of investments among various countries and regions include the prospects for relative growth among countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of alternative opportunities available to investors.

In countries and regions with well-developed capital markets where more information is available, the Adviser will seek to select individual investments for the Fund. Criteria for selection of individual securities include the issuer's competitive position, prospects for growth, managerial strength, earnings quality, underlying asset value, relative market value and overall marketability. The Fund may invest in securities of companies having various levels of net worth, including smaller companies whose securities may be more volatile than securities offered by larger companies with higher levels of net worth.

In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, the Fund may choose to invest only at the market level.

Here, the Fund may seek to achieve country exposure through use of options or futures based on an established local index. Similarly, country exposure may also be achieved through investments in other registered investment companies.

The remainder of the Fund's assets will be invested in dollar and non-dollar denominated short-term instruments. These investments are subject to the conditions described in "Short-Term Instruments" below.

Equity Investments. The Fund invests primarily in common stocks and other securities with equity characteristics. For purposes of the Fund's policy of investing at least 65% of the value of its total assets in stocks and other securities with equity characteristics. "Equity characteristics" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants, and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock). The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, in addition to investment in restricted or unlisted securities.

Foreign Securities. The Fund will, under normal market conditions, invest a significant portion of its assets in foreign securities. Although the Fund intends to invest primarily in securities of established companies based in developed countries, investors should realize that the value of the Fund's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, the Fund is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange, Inc. (the "NYSE"). Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Warrants. Warrants are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

ADRs, GDRs and EDRs. American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S., international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix.

Short-Term Instruments. The Fund intends to stay invested in equity securities to the extent practical in light of its objective and long-term investment perspective. However, up to 35% of the Fund's assets may be invested in short-term instruments with remaining maturities of 397 days or less or in money market mutual funds: to meet anticipated redemptions and expenses; for day-to-day operating purposes; and when the Fund experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments for a limited time pending availability of such equity securities. In addition, when in the Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets, up to 100% of the Fund's assets may be invested in such short-term instruments. Short-term instruments consist of U.S. and non U.S.: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by Standard & Poor's Ratings Group ("S&P") or Aa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are of comparable quality in the opinion of the Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and
(v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser. These instruments may be denominated in U.S. dollars or in foreign currencies.

Derivatives. The Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is also a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets and can, in some circumstances, lead to significant losses. DeAM, Inc., as the Fund's Adviser will use derivatives only in circumstances where the Adviser believes they offer the most economic means of improving the risk/reward profile of the Fund. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative.

Convertible Securities and Preferred Stock. Subject to its investment policies, the Fund may invest in convertible securities, which may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as
the underlying common stock.   Convertible securities generally rank senior to
common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating a convertible security, the Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the Fund may invest are subject to the same rating criteria as the Fund's investments in non-convertible securities.

The Fund, subject to its investment objectives, may purchase preferred stock. Preferred stocks are equity securities, but possess certain attributes of debt securities and are generally considered fixed income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and in such cases all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stocks. However, preferred stocks are equity securities in that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

The Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under the SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Fund's 15% limit on illiquid securities.

The Adviser will monitor the liquidity of Rule 144A securities in the Fund's holdings under the supervision of the Fund's Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security;
(3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). If institutional trading in restricted securities were to decline, the liquidity of the Fund could be adversely affected.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Fund until settlement takes place. The Fund identifies, as part of a segregated account, cash or liquid securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged.

Lending of Securities. The Fund has the authority to lend up to 30% of the total value of its portfolio securities to brokers, dealers and other financial organizations. These loans must be secured continuously by cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. The Fund will not lend securities to the Adviser, ICC Distributors or their affiliates. By lending its securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. government obligations are used as collateral. During the term of the loan, the Fund continues to bear the risk of fluctuations in the price of the loaned securities. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 % cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities. Cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliates) and Bankers Trust may serve as the Fund's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

U.S. Government Securities. The Fund may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities"). Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported either by (i) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association ("FNMA")), or (iv) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future.

The Fund may also invest in separately traded principal and interest components of U.S. Government securities if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government.

Repurchase Agreements. In a repurchase agreement the Fund buys a security and simultaneously agrees to sell it back at a higher price at a future date. In the event of the bankruptcy of the other party to either a repurchase agreement or a securities loan, the Fund could experience delays in recovering either its cash or the securities it lent. To the extent that, in the meantime, the value of the securities repurchased or lent had changed, the Fund could experience a loss. In all cases, the Adviser must find the creditworthiness of the other party to the transaction satisfactory. A repurchase agreement is considered a collateralized loan under the Investment Company Act of 1940, as amended ("1940 Act").

Investment Companies. With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Fund may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies may also be made for other purposes, such as noted herein under "Short-Term Instruments", and are limited in amount by the 1940 Act, (unless permitted to exceed these limitations by an exemptive order of the SEC, will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

Options on Securities. The Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition the Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option sold by the Fund is covered when, among other things, cash or securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund will realize a profit or loss from a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund, may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

The Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's holdings. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities, which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with which the Fund enters into such options transactions under the general supervision of the Fund's Trustees. The Fund intends to treat OTC Options purchased and the assets used to "cover" OTC Options written as not readily marketable and therefore subject to the limitations described in "Investment Restrictions." Unless the Trustees conclude otherwise, the Fund intends to treat OTC options as not readily marketable and therefore subject to the Fund's 15% limitation on investment in illiquid securities.

Options on Securities Indices. In addition to options on securities, the Fund may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

The Fund may, to the extent allowed by Federal and state securities laws, invest in securities indices instead of investing directly in individual foreign securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Fund's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

Options on Foreign Securities Indices. The Fund may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Fund may also purchase and write OTC Options on foreign stock indices. These OTC Options would be subject to the same liquidity and credit risks noted above with respect to OTC Options on foreign currencies. A stock index fluctuates with changes in the market values of the stocks included in the index.

OTC Options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are set by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC Option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be met.

Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

To the extent permitted by U.S. federal or state securities laws, the Fund may invest in options on foreign stock indices in lieu of direct investment in foreign securities. The Fund may also use foreign stock index options for hedging purposes.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Currency Exchange Transactions. Because the Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect the Fund position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser's long-term investment decisions, the Fund will not routinely enter into currency hedging transactions with respect to security transactions; however, the Adviser believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC,") the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on a foreign currency when the Adviser anticipates that the currency will appreciate in value.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian.

The Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Fund's ability to terminate over-the-counter options ("OTC Options") may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. The Fund intends to treat OTC Options as not readily marketable and therefore subject to the Fund's 15% limit on illiquid securities.

Futures Contracts and Options on Futures Contracts

General. The successful use of futures contracts and options thereon draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges, and clear through their clearing corporations. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. The Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by governments other than the U.S. government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Fund must allocate cash or securities as a deposit payment. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.

The assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin lending requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Adviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Fund may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. For example, when the Fund is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on an interest rate sensitive futures contract to hedge its portfolio against the risk of a decline in the prices of debt securities due to rising interest rates.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of portfolio securities which are the same as or correlate with the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Futures Contracts on Domestic and Foreign Securities Indices. The Fund may enter into futures contracts providing for cash settlement based upon changes in the value of an index of domestic or foreign securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which the Adviser believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Although futures contracts on securities indices would be entered into for hedging purposes only, such transactions do involve certain risks. These risks include a lack of correlation between the futures contract and the foreign equity market being hedged, and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Asset Coverage. To assure that the Fund's use of futures and related options, as well as when-issued and delayed-delivery securities and foreign currency exchange transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Fund's Custodian or futures commission merchant cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

Investment Restrictions on Futures Transactions. The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund (other than those entered into for bona fide hedging purposes) would exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

Fixed Income Securities

General. In order to achieve their respective investment objectives, the Funds may invest in a broad range of U.S. and non-U.S. fixed income securities. In periods of declining interest rates, a Fund's yield (its income from portfolio investments over a stated period of time) may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. To the extent a Fund invests in fixed income securities, its net asset value can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. The Fixed Income Funds may invest up to 5% of their net assets in inverse floating rate securities, which have greater volatility risk than ordinary fixed income securities.

Foreign Government Securities. The foreign government securities in which the Fund may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational or quasi-governmental entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

                            Additional Risk Factors

In addition to the risks discussed above, the Fund's investments may be subject to the following risk factors:


Emerging Markets. The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world's emerging markets generally include but are not limited to the following: Argentina, Botswana, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Korea, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in the above section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Region and Country Investing. The Fund may focus its investments in a particular region and/or in one or more foreign countries. Focusing a Fund's investments in a particular region or country will subject the Fund, to a greater extent than if its investments in such region or country were more limited, to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that region or country.

Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as principals, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

Forward Contracts and options on foreign currencies traded over-the-counter involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Risks of Investing in Medium- and Small-Capitalization Stocks. Historically, medium- and small-capitalization stocks have been more volatile in price than larger-capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of medium- and small-size companies to changing economic conditions. In addition to exhibiting greater volatility, medium- and small-size company stocks may fluctuate independently of larger company stocks. Medium- and small-size company stocks may decline in price as large company stocks rise, or rise in prices as large company stocks decline.

Special Information Concerning Master-Feeder Fund Structure. The Fund currently invests its assets directly in securities. In the future, upon approval by a majority vote of the Board of Trustees, the Fund may be reorganized into a master-feeder structure. The fund would then become a "feeder fund" investing all of its assets in a corresponding "Master Portfolio." This section provides additional information regarding this type of fund structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, a feeder fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, a separate registered investment company with the same investment objective as the feeder fund. Therefore, an investor's interest in the Master Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Master Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Master Portfolio on the same terms and conditions and will pay a proportionate share of the Master Portfolio's expenses. However, the other investors investing in the Master Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Master Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Master Portfolio would be available from the Service Center at 1-

800-730-1313.

Smaller funds investing in a Master Portfolio may be materially affected by the actions of larger funds investing in the Master Portfolio. For example, if a large fund withdraws from the Master Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Master Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Master Portfolio could have effective voting control of the operations of the Master Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Master Portfolio, the Trust will hold a meeting of shareholders of the feeder fund and will cast all of its votes in the same proportion as the votes of the feeder fund's shareholders. Feeder fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the feeder fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the feeder fund shareholders who do, in fact, vote.

Certain changes in the Master Portfolio's investment objectives, policies or restrictions may require the feeder fund to withdraw its interest in the Master Portfolio. Any such withdrawal could result in a distribution "In-Kind" of portfolio securities (as opposed to a cash distribution from the Master Portfolio). If securities are distributed, the feeder fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution In-Kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the feeder fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

A feeder fund may withdraw its investment from the Master Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the feeder fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the feeder fund in another pooled investment entity having the same investment objective as the feeder fund or the retaining of an investment adviser to manage the feeder fund's assets in accordance with the investment policies described herein with respect to the Master Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of a Master Portfolio may also not be a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Master Portfolio (if applicable).

Rating Services. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require the Fund to eliminate the obligation from its portfolio, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein and in the Fund's Prospectuses is set forth in the Appendix to this SAI.

                            Investment Restrictions

Fundamental Policies. The following investment restrictions are "fundamental policies" of the Fund and may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI, means, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, the Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its Assets in an open-end investment company with substantially the same investment objective):

(1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete the portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below (as an operating policy, the Fund may not engage in dollar-roll transactions);

(2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Fund may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

(5) concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry; and

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

(7) with respect to 75% of the Fund's total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash equivalents, U.S. government securities and the securities of other investments companies) or own more than 10% of the voting securities of any issuer.

Additional Restrictions. These are non-fundamental policies. In order to comply with certain statutes and policies, the Trust, on behalf of the Fund will not as a matter of operating policy (except that no operating policy shall prevent the Fund from investing all of its Assets in an open-end investment company with substantially the same investment objective):

(i) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Fund's total assets (taken at cost), except that the Fund may borrow for temporary or emergency purposes up to 1/3 of its total assets;

(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv) invest for the purpose of exercising control or management of another company;

(v) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause:
(a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless (1) the Fund's investment adviser waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Fund incurs no sales charge in connection with the investment;

(vi) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment practices of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

(vii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

There will be no violation of any investment restriction (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

                Portfolio Transactions and Brokerage Commissions

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, DeAM, Inc. or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Fund are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Fund taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, when placing portfolio transactions for the Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Fund may determine, the Adviser may consider sales of shares of the Trust and of other investment company clients of DeAM, Inc. or its affiliates as a factor in the selection of broker-dealers to execute portfolio transactions. The Adviser will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. The Adviser may use this research information in managing the Fund's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to the Adviser, it is the opinion of the management of the Fund that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

In certain instances there may be securities that are suitable for the Fund as well as for one or more of the Adviser's other clients. Investment decisions for the Fund and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.



                            PERFORMANCE INFORMATION

                       Standard Performance Information

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. For mutual funds, performance is commonly measured as total return. The Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:

Total return: Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year. The Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

Performance Results: Total returns are based on past results and are not an indication of future performance. Any total return quotation provided for the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held by the Fund, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of the Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

                        Comparison of Fund Performance

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. The Fund's performance may be compared to the performance of various indices and investments for which reliable data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Fund's performance information could include the following:
Asian Wall Street Journal, Barron's, Business Week, Changing Times, The
-------------------------  --------  -------------  -------------------
Kiplinger Magazine, Consumer Digest, Financial Times, Financial World, Forbes,
------------------  ---------------  ---------------  ---------------  ------
Fortune, Global Investor, Investor's Business Daily, Lipper Analytical Services,
-------  ---------------  -------------------------  ---------------------------
Inc.'s Mutual Fund Performance Analysis, Money, Morningstar Inc., New York
---------------------------------------  -----  ----------------  --------
Times, Personal Investing News, Personal Investor, Success, U.S. News and World
       -----------------------  -----------------  -------  -------------------
Report, ValueLine, Wall Street Journal, Weisenberger Investment Companies
------  ---------  -------------------  ---------------------------------
Services, Working Women and Worth.
--------  -------------     -----

                        Economic and Market Information

Advertising and sales literature of the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI").

          VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN-KIND

                            Valuation of Securities

The net asset value ("NAV") per share is calculated once on each day the NYSE is open ("Valuation Day") as of the close of regular trading on the NYSE, which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing ("Valuation Time"). We calculate the daily price of the Fund's shares in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets -- the market value of the securities it holds, plus its cash reserves -- and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time the NAV is calculated.)

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Such market valuations may represent the last quoted price on the securities major trading exchange or may be determined through use of matrix pricing. In matrix pricing, pricing services may use various pricing models, involving comparable securities, historic relative price movements, economic factors and dealer quotations. Over-the-counter securities will normally be valued at the bid price. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

Securities for which market quotations are not readily available are valued by the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the: type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that the Fund purchases securities which are restricted as to resale or for which current market quotations are not readily available, the Adviser of the Fund will value such securities based upon all relevant factors as outlined in FRR 1.

                              Purchases of Shares

The Trust accepts purchase orders for shares of the Fund at the NAV per share next determined after the order is received on each Valuation Day. Shares may be available through Service Agents.

Purchase orders for shares (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust, as the Custodian and Investment Company Capital Corp. ("ICCC") as Transfer Agent of the Trust, are affiliates, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

The Trust and ICCC have authorized one or more financial intermediaries to accept on the Trust's behalf purchase and redemption orders. Such financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized Service Agent or, if applicable, a Service Agent's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Service Agent or the Service Agent's authorized designee.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through a financial intermediary, it is the responsibility of the financial intermediary to transmit the order to buy shares to the Transfer Agent before 4:00 p.m. Eastern time.

The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.

                             Redemption of Shares

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for shares received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent or the Trust may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Deutsche Asset Management mutual funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Service Center at 1-800-730-1313.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

     .  Your account registration has changed within the last 30 days,

     . The check is being mailed to a different address than the one on your account (record address),

     .  The check is being made payable to someone other than the account owner,

     . The redemption proceeds are being transferred to the Fund account with a different registration, or

     . You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

                       Redemptions and Purchases In-Kind

The Trust, on behalf of the Fund, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or withdrawal by making payment in whole or in part in readily marketable securities chosen by the Trust, and valued as they are for purposes of computing the Fund's net asset value, as the case may be (a redemption in-kind). If payment is made to the Fund shareholder in securities, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the

Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund , at the beginning of the period.


The Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Valuation of Securities" as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax adviser for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the applicable Fund for investment and not for resale ; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

The Fund reserves the right to redeem all of its shares, if the Board of Trustees votes to liquidate the Fund.

                         Trading in Foreign Securities

Trading in foreign cities may be completed at times which vary from the closing of the NYSE. In computing the net asset values, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                            MANAGEMENT OF THE TRUST

The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds they represent. In addition, the Trustees review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

The Trustees and officers of the Trust , their birthdate and their principal occupations during the past five years are set forth below. Their titles may have varied during that period.

                             Trustees of the Trust

CHARLES P. BIGGAR (birth date: October 13, 1930) -- Trustee of the Trust; Trustee of each of the other investment companies in the Fund Complex/1/; Retired; former Vice President, International Business Machines ("IBM") and President, National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL (birth date: March 28, 1930) -- Trustee of the Trust; Trustee of each of the other investment companies in the Fund Complex; Retired; Director, Coutts (U.S.A.) International; Trustee, Phoenix-Zweig Trust/2/ and Phoenix-Euclid Market Neutral Fund2; former Partner, KPMG Peat Marwick; Director, Vintners International Company Inc.; Director, Coutts Trust Holdings Ltd., Director, Coutts Group; General Partner, Pemco2. His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

MARTIN J. GRUBER (birth date: July 15, 1937) -- Trustee of the Trust; Trustee of each of the other investment companies in the Fund Complex; Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, TIAA2; Trustee, SG Cowen Mutual Funds2; Trustee, Japan Equity Fund2; Trustee, Taiwan Equity Fund2. His address is 229 South Irving Street, Ridgewood, New Jersey 07450.

RICHARD HALE* (birth date: July 17, 1945) -- President and Trustee of the Trust; Trustee of each of the other investment companies in the Fund Complex; Managing Director, Deutsche Asset Management; Director, Flag Investors Funds2; Managing Director, Deutsche Banc Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. His address is 205 Woodbrook Lane, Baltimore, Maryland 21212.

RICHARD J. HERRING (birth date: February 18, 1946) -- Trustee of the Trust; Trustee of each of the other investment companies in the Fund Complex; Jacob Safra Professor of International Banking, Professor of Finance and Vice Dean, The Wharton School, University of Pennsylvania (since 1972). His address is 325 South Roberts Road, Bryn Mawr, Pennsylvania 19010.


__________________
/1/ The "Fund Complex" consists of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, Global Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio and BT Investment Portfolios.

/2/ An investment company registered under the 1940, Act.

BRUCE E. LANGTON (birth date: May 10, 1931) -- Trustee of the Trust; Trustee of each of the other investment companies in the Fund Complex; Retired; Trustee, Allmerica Financial Mutual Funds (1992-present); Member, Pension and Thrift Plans and Investment Committee, Unilever U.S. Corporation (1989 to present)/3/; Director, TWA Pilots Directed Account Plan and 401(k) Plan (1988 to present)2. His address is 99 Jordan Lane, Stamford, Connecticut 06903.

PHILIP SAUNDERS, JR. (birth date: October 11, 1935) -- Trustee of the Trust; Trustee of each of the other investment companies in the Fund Complex; Principal, Philip Saunders Associates (Economic and Financial Analysis); former Director, Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

HARRY VAN BENSCHOTEN (birth date: February 18, 1928) -- Trustee of the Trust; Trustee of each of the other investment companies in the Fund Complex; Retired; Director, Canada Life Insurance Corporation of New York. His address is 6581 Ridgewood Drive, Naples, Florida 34108.

* "Interested Person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is a Managing Director of Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank and its affiliates.

The Board has an Audit Committee that meets with the Trust's independent accountants to review the financial statements of the Trust, the adequacy of internal controls and the accounting procedures and policies of the Trust. Each member of the Board except Mr. Hale also is a member of the Audit Committee.

                             Officers of the Trust

DANIEL O. HIRSCH (birth date: March 27, 1954) -- Director, Deutsche Asset Management since 1999; Director, Deutsche Banc Alex.Brown LLC since July 1998; Secretary of the Trust since 1998; Associate General Counsel, Office of the General Counsel, United States Securities and Exchange Commission, 1993 to 1998. His address is One South Street, Baltimore, Maryland 21202.

CHARLES A. RIZZO (birth date: August 5, 1958) Treasurer of the Trust; Vice President and Department Head, Deutsche Asset Management since 1998; Senior Manager, PricewaterhouseCoopers LLP from 1993 to 1998. His address is One South Street, Baltimore, MD 21202.

___________________

/3/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

Messrs. Hirsch and Rizzo also hold similar positions for other investment companies for which ICC Distributors, or an affiliate serves as the principal underwriter.

No person who is an officer or director of DeAM, Inc. is an officer or Trustee of the Trust. No director, officer or employee of ICC Distributors, Inc. or any of its affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.

                          Trustee Compensation Table

===============================================================
                           Aggregate        Total Compensation
                           Compensation     from
Trustee                    from Trust*      Fund Complex**
---------------------------------------------------------------
Charles P. Biggar          N/A              $43,750
---------------------------------------------------------------
S. Leland Dill             $17,104          $43,750
---------------------------------------------------------------
Martin Gruber              N/A              $45,000
---------------------------------------------------------------
Richard J. Herring         N/A              $43,750
---------------------------------------------------------------
Kelvin Lancaster           $18,567          $27,500
---------------------------------------------------------------
Bruce E. Langton           N/A              $43,750
---------------------------------------------------------------
Philip Saunders, Jr.       $17,645          $45,000
---------------------------------------------------------------
Harry Van Benschoten       N/A              $45,000
===============================================================

*The information provided is for the BT Investment Funds, which is comprised of 15 funds, for the year ended December 31, 2000.
** Aggregated information is furnished for the Fund Complex which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Global Equity Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio and Capital Appreciation Portfolio for the year ended December 31, 1999.

DeAM, Inc. and Bankers Trust as applicable, reimbursed the Funds for a portion of their Trustees fees for the period above. See "Investment Adviser" and "Administrator" below.

As of December 28, 2000, the Trustees and Officers of the Trust owned in the aggregate less than 1% of the shares of any Fund or the Trust (all series taken together).

The Fund has not commenced operations as of the date of this SAI and therefore does not have any shareholders of record.

                                Code of Ethics

The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits Fund personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, the Fund's Code of Ethics provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Fund's Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

The Fund's adviser, DeAM, Inc., has also adopted a Code of Ethics. The Code of Ethics allows personnel to invest in securities for their own accounts, but require compliance with the Code's pre-clearance requirements and other restrictions including "blackout periods" and minimum holding periods, subject to limited exceptions. The Code prohibits purchases of securities in initial public offerings (the prohibition is limited to U.S. public offerings) and requires prior approval for purchases of securities in private placements.

The Fund's principal underwriter, ICC Distributors, Inc., ("ICCD") has adopted a Code of Ethics applicable to ICCD's distribution services to registered investment companies such as the Fund. The ICCD Code of Ethics prohibits directors and officers of ICCD from executing trades on a day during which the individual knows or should have known that the Fund in the individual's complex has a pending "buy" or "sell" order in the same security, subject to certain exceptions. The ICCD Code of Ethics also requires pre-clearance for purchases of securities in an initial public offering or private placement.

                              Investment Adviser

Deutsche Asset Management, Inc. ("DeAM, Inc.") is the Fund's investment adviser. DeAM, Inc. is a wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

DeAM, Inc., may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DeAM, Inc. has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, DeAM, Inc. will not inquire or take into consideration whether an issuer of securities proposed for purchase of sale by the Fund is a customer of DeAM, Inc., its parent or its subsidiaries or affiliates. Also, in dealing with its customers, DeAM, Inc., its parent , subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DeAM, Inc. or any such affiliate

The Fund's Prospectus contains disclosure as to the amount of DeAM, Inc's investment advisory and administration and services fees, including waivers for the 14-month period from the effective date of December 29, 2000. . DeAM, Inc. may not recoup any of its waived investment advisory or administration and services fees.


                                 Administrator

Under the administration and services agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deem necessary for the proper administration of the Trust. Bankers Trust will generally assist in all aspects of the Funds' operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.


Bankers Trust has agreed that if in any fiscal year the aggregate expenses of any Fund (including fees pursuant to the Advisory Agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, Bankers Trust will reimburse the Fund for the excess expense to the extent required by state law.

                                  Distributor

ICC Distributors is the principal distributor for shares of the Funds. ICC Distributors is a registered broker/dealer and is unaffiliated with Bankers Trust. The principal business address of ICC Distributors is Two Portland Square, Portland, Maine 04101.

                                 Service Agent

All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Funds for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by Bankers Trust from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a Service Agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

                         Custodian and Transfer Agent

Bankers Trust, 130 Liberty Street, New York, New York 10006, serves as Custodian for the Trust pursuant to an administration and services agreement. As Custodian, it holds the Fund's assets. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

Investment Company Capital Corp. ("ICCC"), One South Street, Baltimore, Maryland, 21202, serves as transfer agent of the Trust pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, ICCC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. ICCC may be reimbursed by the Fund for its out-of-pocket expenses.


                          Banking Regulatory Matters

DeAM, Inc. has been advised by its counsel that in its opinion, DeAM, Inc. may perform the services for the Fund contemplated by the Advisory Agreements and other activities for the Fund described in the Prospectus and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent DeAM, Inc. from continuing to perform those services for the Trust and the Fund. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with DeAM, Inc. and consider taking all actions necessary in the circumstances.

                      Counsel and Independent Accountants

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as Counsel to the Trust. PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, acts as Independent Accountants of the Trust.

                           ORGANIZATION OF THE TRUST

The Trust was organized on July 21, 1986 under the laws of the Commonwealth of Massachusetts. The Trust is an entity commonly known as a "Massachusetts business trust." The Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The Trust currently consists of 20 separate series, including the Fund. The shares of the other series of the Trust are offered through separate prospectuses and SAIs. No series of shares has any preference over any other series. The Trust reserves the right to add additional series in the future. The Trust also reserves the right to issue more than one class of shares of the Fund.

The Trust may hold special meetings and mail proxy materials. These meetings may be called to elect or remove trustees, change fundamental policies, approve the Fund's investment advisory agreement, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Trust's Transfer Agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. All series of the Trust will vote together on certain matters, such as electing trustees. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office, will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.

Shareholders of all of the series of the Trust will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than

50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust was organized under the name BT Tax-Free Investment Trust and assumed its current name of BT Investment Funds on May 16, 1988.


                                   TAXATION

                          Dividends and Distributions

The Fund distributes substantially all of its net income and capital gains to shareholders each year. The Fund distributes capital gains annually. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.

The Fund intends to qualify as a regulated investment company, as defined in the Code. Provided the Fund meets the requirements imposed by the Code and distributes all of its income and gains, the Fund will not pay any federal income or excise taxes.

Distributions from the Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. The Fund's capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in October, November or December and paid as if paid in January are taxable on December 31. The Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received during the past year.

On the ex-date for a distribution from capital gains, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

                             Taxation of the Fund

As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring Federal income tax liability.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

The Fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

The Fund's shareholder will also receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the Federal income status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions.

                              Foreign Securities

Income from investments in foreign stocks or securities may be subject to foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries will vary.

If the Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), it may make an election pursuant to which certain foreign taxes paid by the Fund would be treated as having been paid directly by shareholders. . Pursuant to such election, the amount of foreign taxes paid will be included in the income of the shareholders, and shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each shareholder will be notified after the close of the Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the amount which represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Fund on the sale of foreign securities will be treated as U.S. source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.


                                Sale of Shares

Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on disposition of the Fund shares held by the shareholders for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

On the ex-date for a distribution from capital gains, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

                           Foreign Withholding Taxes

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

                              Backup Withholding

The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

                             Foreign Shareholders

The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Fund shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


                             FINANCIAL STATEMENTS

The Fund does not have a full calendar year of annual operating performance to report.

                                  APPENDIX A
                     Description Of Ratings Categories of
                      Moody's Investors Service, Inc. and
                        Standard & Poor's Ratings Group

Moody's Investors Service, Inc. ("Moody's") describes classifications of fixed income securities (not including commercial paper) as follows:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.

Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Ratings Group ("Standard & Poor's") describes classifications of fixed income securities (not including commercial paper) as follows:

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from the AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Debt rated BB, B, CCC or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                  APPENDIX B

                           Commercial Paper Ratings

S&P's Commercial Paper Ratings

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings

Issuers rated Prime-1 (or related supporting institutions) have superior capacities for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have strong capacities for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have acceptable capacities for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.



Fitch Investors Service and Duff & Phelps Commercial Paper Ratings

Commercial paper rated "Fitch- 1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

                                             STATEMENT OF ADDITIONAL INFORMATION
                                                               DECEMBER 29, 2000

Investment Adviser
DEUTSCHE ASSET MANAGEMENT, INC.
885 Third Avenue
New York, NY 10022

Distributor
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, ME 04101

Custodian
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY 10006

Transfer Agent
INVESTMENT COMPANY CAPITAL CORP.
One South Street,
Baltimore, Maryland, 21202

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD 21201

Counsel
WILLKIE FARR & GALLAGHER
787 Seventh Avenue
New York, NY 10019-6099

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

CUSIPs      055922587
            055922595
1732/1733SAI (12/00)

PART C - OTHER INFORMATION

ITEM 23. Exhibits.

(a)         Declaration of Trust dated July 21, 1986; 1
     (i)    Supplement to Declaration of Trust dated October 20, 1986; 1
     (ii)   Second Supplement to Declaration of Trust dated May 16, 1988; 1
(b)         By-Laws; 1
(c)         Incorporated by reference to Exhibit (b) above;
(d)         Investment Advisory Contract - filed herewith;
(e)         Distribution Agreement dated August 11, 1998; 5
     (i)    Appendix A dated September 29, 2000, to Distribution
            Agreement - filed September 29, 2000; 18
(f)         Bonus or Profit Sharing Contracts - Not applicable;
(g)         Custodian Agreement dated July 1, 1996; 2
     (i) Amendment No. 2 to Exhibit A of the Custodian Agreement dated October 8, 1997; 3
     (ii) Amendment No. 3 to Exhibit A of the Custodian Agreement dated June 10, 1998; 7
     (iii) Amendment No. 4 to Exhibit A of the Custodian Agreement dated December 9, 1998; 7
     (iv) Amendment No. 5 to Exhibit A of the Custodian Agreement dated December 23, 1999; 12
     (v) Amendment No. 6 to Exhibit A of the Custodian Agreement dated September 29, 2000; 18
     (vi)   Cash Services Addendum to Custodian Agreement dated December 18,
            1997; 4
     (vii) Amendment No.7 to Exhibit A of the Custodian Agreement dated December 29, 2000 - filed herewith;
(h)         Administration and Services Agreement dated October 28, 1992; 8
     (i) Exhibit D to the Administration and Services Agreement as of October 28, 1992, as revised December 13, 2000; 19
     (ii) Agreement to Provide Shareholder Services for BT Preservation Plus Income Fund as of June 10, 1998; 5
     (iii) Shareholder Services Plan for BT Preservation Plus Income Fund as of June 10, 1998; 5
     (iv) Expense Limitation Agreement dated September 30, 1999 on behalf of Intermediate Tax Free Fund, Capital Appreciation Fund, Small Cap Fund; 13
     (v) Expense Limitation Agreement dated October 31, 1999 on behalf of International Equity Fund, Latin American Equity Fund and Pacific Basin Equity Fund; 13
     (vi) Expense Limitation Agreement dated March 31, 2000, on behalf of BT Investment Lifecycle Long Range Fund, BT

            Investment Lifecycle Mid Range Fund, and BT Investment Lifecycle Short Range Fund; 15
     (vii) Expense Limitation Agreement dated December 31, 1999 on behalf of Cash Management Fund, Tax Free Money Fund, NY Tax Free Money Fund, Treasury Money Fund and Quantitative Equity Fund; 14
     (viii) Expense Limitation Agreement dated September 30, 1999 on behalf of Preservation Plus Income Fund; 13
     (ix) Expense Limitation Agreement on behalf of Mid Cap for the period August 31, 2000 through January 31, 2001; 17
     (x) Expense Limitation Agreement on behalf of Communications for the period September 29, 2000 through December 31, 2001; 18
     (xi) Expense Limitation Agreement on behalf of Global Equity for the period December 29, 2000 through February 28, 2002; 19
     (xii) Transfer Agency Agreement dated October 1, 2000 with Investment Company Capital Corp.; 19
(i)         Legal Opinion - Not applicable;
(j)         Consent of Independent Accountants - Not applicable;
(k)         Omitted Financial Statements - Not applicable;
(l)         Initial Capital Agreements - Not applicable;
(m)         Rule 12b-1 Plans - Not applicable;
(n)         Not applicable.
(o)         Rule 18f-3 Plan; 13
(p)         Codes of Ethics for Funds, Adviser and Distributor; 16
 ___________________________________

1. Incorporated by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A ("Registration Statement") as filed with the Securities and Exchange Commission ("Commission") on July 31, 1995.
2. Incorporated by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement as filed with the Commission on July 1, 1997.
3. Incorporated by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement as filed with the Commission on January 28, 1998.
4. Incorporated by reference to Post-Effective Amendment No. 50 to Registrant's Registration Statement as filed with the Commission on June 30, 1998.
5. Incorporated by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement as filed with the Commission on November 25, 1998.
6. Incorporated by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement as filed with the Commission on January 28, 1999.

7. Incorporated by reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement as filed with the Commission on February 8, 1999.
8. Incorporated by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement as filed with the Commission on November 8, 1993.
9. Incorporated by reference to Post-Effective Amendment No. 60 to Registrant's Registration Statement as filed with the Commission on March 15, 1999.
10. Incorporated by reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement as filed with the Commission on July 29, 1999.
11. Incorporated by reference to Post-Effective Amendment No. 64 to Registrant's Registration Statement as filed with the Commission on October 22, 1999.
12. Incorporated by reference to Post-Effective Amendment No. 66 to Registrant's Registration Statement as filed with the Commission on December 23, 1999.
13. Incorporated by reference to Post-Effective Amendment No. 67 to Registrant's Registration Statement as filed with the Commission on January 28, 2000.
14. Incorporated by reference to Post-Effective Amendment No. 68 to Registrant's Registration Statement as filed with the Commission on April 28, 2000.
15. Incorporated by reference to Post-Effective Amendment No. 69 to Registrant's Registration Statement as filed with the Commission on May 1, 2000.
16. Incorporated by reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement as filed with the Commission on June 26, 2000.
17. Incorporated by reference to Post-Effective Amendment No. 73 to Registrant's Registration Statement as filed with the Commission on August 31, 2000.
18. Incorporated by reference to Post-Effective Amendment No. 74 to Registrant's Registration Statement as filed with the Commission on September 29, 2000.
19. Incorporated by reference to Post-Effective Amendment No. 75 to Registrant's Registration Statement as filed with the Commission on October 20, 2000.

ITEM 24.  Persons Controlled by or Under Common Control with Registrant.

Not applicable.

ITEM 25. Indemnification.

Incorporated by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement as filed with the Commission on April 29, 1996.

ITEM 26.  Business and Other Connections of Investment Adviser.

All of the information required by this item is set forth in the Form ADV, as amended, of Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) (File No. 801-27291). The following sections of each such Form ADV are incorporated herein by reference:

(a)  Items 1 and 2 of Part II

(b)  Section 6, Business Background, of each Schedule D.

Item 27. Principal Underwriters.

(a) ICC Distributors, Inc., the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies:
BT Advisor Funds, BT Institutional Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag (formerly known as Deutsche Funds, Inc.), Flag Investors Portfolios Trust (formerly known as Deutsche Portfolios), Morgan Grenfell Investment Trust, DP Trust, The Glenmede Funds, Inc. and The Glenmede Portfolios.

(b) Unless otherwise stated, the principal business address for the following persons is Two Portland Square, Portland, Maine 04101.

Name and                 Positions and                 Positions and
Principal Business       Offices with                  Offices with
Address                  Distributor                   Registrant

John A. Keffer           President                     None
Ronald H. Hirsch         Treasurer                     None
Nanette K. Chern         Chief Compliance Officer      None
David I. Goldstein       Secretary                     None
Benjamin L. Niles        Vice President                None
Frederick Skillin        Assistant Treasurer           None
Marc D. Keffer           Assistant Secretary           None

(c)  None

ITEM 28. Location of Accounts and Records.

BT Investment Funds:                   Deutsche Asset Management
(Registrant)                           One South Street
                                       Baltimore, MD 21202

Bankers Trust Company:                 130 Liberty Street
(Custodian, Administrator)             New York, NY 10006

Deutsche Asset Management, Inc.:       885 Third Avenue
(Investment Adviser)                   New York, NY 10022

ICCC:                                  One South Street
(Transfer Agent)                       Baltimore, MD 21202

ICC Distributors, Inc.:                Two Portland Square
(Distributor)                          Portland, ME 04101

ITEM 29. Management Services.

Not Applicable

ITEM 30. Undertakings.

Not Applicable

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, BT INVESTMENT FUNDS, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 75 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and the State of Maryland on this 29th day of December, 2000.

                                             BT INVESTMENT FUNDS

                                             By:  /s/ Daniel O. Hirsch
                                                  ---------------------------
                                                  Daniel O. Hirsch, Secretary

  Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacity and on the date indicated:

NAME                           TITLE                           DATE

By:  /s/ Daniel O. Hirsch      Secretary                       December 29, 2000
     --------------------
     Daniel O. Hirsch          (Attorney in Fact
                               For the Persons Listed Below)

/s/ RICHARD T. HALE*          President, Chief Executive
Richard T. Hale               Officer and Trustee

/s/ CHARLES A. RIZZO*         Treasurer (Principal
Charles A. Rizzo              Financial and Accounting Officer)

/s/ CHARLES P. BIGGAR*        Trustee
Charles P. Biggar

/s/ S. LELAND DILL*           Trustee
S. Leland Dill

/s/ MARTIN J. GRUBER*         Trustee
Martin J. Gruber

/s/ RICHARD J. HERRING*       Trustee
Richard J. Herring

/s/ BRUCE T. LANGTON*         Trustee

Bruce T. Langton

/s/ PHILIP SAUNDERS, JR.*     Trustee
Philip Saunders, Jr.

/s/ HARRY VAN BENSCHOTEN*     Trustee
Harry Van Benschoten

* By Power of Attorney. Incorporated by reference to Post-Effective Amendment No. 64 of BT Investment Funds as filed with the Commission on October 22, 1999.

                  RESOLUTION RELATING TO THE ORGANIZATION OF
                                 GLOBAL EQUITY


     RESOLVED, That the officers of the Trust are hereby authorized and directed to prepare and file with the appropriate regulatory bodies the appropriate amendments to the registration statement of the BT Investment Funds, with respect to Global Equity and its Classes, on Form N-1A.